UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 19, 2008

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2008, the Board of Directors of Community Capital Corporation adopted the First Amendment to the Amended and Restated Bylaws to increase the mandatory retirement age of the members of the Board of Directors of Community Capital Corporation to age seventy-four. The above description of the First Amendment to the Amended and Restated Bylaws is qualified in its entirety by reference to the First Amendment to the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

Exhibit 3.4	First Amendment to the Amended and Restated Bylaws of Community Capital Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: March 20, 2008	By:	/S/ R. WESLEY BREWER
R. Wesley Brewer
Chief Financial Officer, Executive Vice President, and Secretary

Exhibit Index

Exhibit
Exhibit 3.4	First Amendment to the Amended and Restated Bylaws of Community Capital Corporation

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